                                                                 EXHIBIT 99.(c)

P                             FIRST CHICAGO CORPORATION
R
O            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
X             FOR THE SPECIAL MEETING OF STOCKHOLDERS, OCTOBER 20, 1995
Y
  THE UNDERSIGNED HEREBY APPOINTS W.G. JURGENSEN AND JOHN W. BALLANTINE AS PROXIES, EACH WITH THE POWER TO APPOINT HIS SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND VOTE ALL THE SHARES OF THE COMMON STOCK OF FIRST CHICAGO CORPORATION WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 20, 1995, AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF, AS SPECIFIED BELOW ON THE MATTER LISTED AND MORE FULLY DESCRIBED IN THE NOTICE OF SPECIAL MEETING AND JOINT PROXY STATEMENT-PROSPECTUS OF SAID MEETING, RECEIPT OF WHICH IS ACKNOWLEDGED.

  THIS CARD ALSO PROVIDES VOTING INSTRUCTIONS FOR ANY SHARES HELD IN THE CORPORATION'S DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN.

  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDER-SIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE PROPOSAL DESCRIBED ON THE REVERSE SIDE OF THIS CARD. SPECIFIC CHOICES MAY BE MADE ON THE REVERSE SIDE OF THIS PROXY.

  PLEASE DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.





                                             SEE
                                           REVERSE
                                             SIDE
                (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)
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X  PLEASE MARK YOUR                                                         3630
   VOTES AS IN THIS
   EXAMPLE.


--------------------------------------------------------------------------------
    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING
                                   PROPOSAL:
--------------------------------------------------------------------------------



                                                         FOR   AGAINST   ABSTAIN
                                                         [_]     [_]       [_]


1. Approval and adoption of an Agreement and Plan of Merger, dated as of July 11, 1995, by and between First Chicago Corporation, a Delaware corporation ("First Chicago") and NBD Bancorp, Inc., a Delaware corporation ("NBD"), and the consummation of the transactions contemplated thereby, pursuant to which First Chicago will be merged with and into NBD upon the terms and subject to the conditions set forth in the Merger Agreement, as are more fully described in the enclosed Joint Proxy Statement--Prospectus.


THIS PROXY WILL BE VOTED FOR THE PROPOSAL UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED. PLEASE NOTE THAT ABSTAINING FROM THE VOTE ON THE PROPOSAL WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSAL.

THE SIGNER HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN BY THE SIGNER TO VOTE AT SAID MEETING OR ANY ADJOURNMENTS THEREOF.

PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.


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                         Signature(s)                                  Date